SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (425) 255-4400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     Appointment of New Directors

On April 2, 2019, First Financial Northwest, Inc. (the "Company"), its financial institution subsidiary, First Financial Northwest Bank ("Bank"), and its non-financial institution subsidiary, First Financial Diversified Corporation ("FFD"), announced that their Boards of Directors had appointed Ms. Patricia M. Remch to their respective Boards of Directors effective April 1, 2019.  The appointment of Ms. Remch as a Director of the Company, the Bank and FFD was at the recommendation of each Board's nominating committee.  Ms. Remch has not been appointed to serve on any of the Company's, Bank's or FFD's committees.  For further information concerning Ms. Remch's background, reference is made to the press release dated April 2, 2019, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Ms. Remch and any director or other executive officer of the Company, the Bank and FFD and Ms. Remch was not appointed as a director pursuant to any arrangement or understanding with any person.  Ms. Remch has not engaged in any transaction with the Company, the Bank or FFD that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)   On April 1, 2019, the Company amended its Bylaws to increase the number of directors from eight to nine members.  A copy of the Company's Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

3.2       Amended and Restated Bylaws of First Financial Northwest, Inc.
99.1     Press Release of First Financial Northwest, Inc. dated April 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: April 2, 2019	By: /s/Richard P. Jacobson
Richard P. Jacobson Executive Vice President and Chief Financial Officer